UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                          Date of Report : May 5, 2005
                        (Date of earliest event reported)



                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                         1-9125             11-2113382
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(State or Other Jurisdiction           (Commission           (IRS Employer
     of Incorporation)                 File Number)        Identification  No.)


                   1 NORDEN LANE, HUNTINGTON STATION, NY 11746
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                    (Address of Principal Executive Offices)


                                 (631) 622-4700
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

On May 5, 2005, American Technical Ceramics Corp., a Delaware corporation, issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for its third fiscal quarter for the fiscal year ended June 30, 2005. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly stated by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

         The following exhibit is furnished as part of this report:




         Exhibit No.     Description
         -----------     -----------
         99.1            Press release issued by the Registrant,
                         dated May 5, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AMERICAN TECHNICAL CERAMICS CORP.
                                            ---------------------------------
                                                      (Registrant)


                                            /S/    ANDREW R. PERZ
                                            ------------------------------
Date:    May 5, 2005                               Andrew R. Perz
                                            Vice President, Controller
                                            (Principal Accounting Officer)

                                 EXHIBIT INDEX


Exhibit No.                                  Description
-----------        ---------------------------------------------------
99.1               Press release of American Technical Ceramics Corp.,
                   dated May 5, 2005.